SECURITY AGREEMENT

                                     made by

                            MAJOR ACQUISITION CORP.,
                    MAJOR CHRYSLER PLYMOUTH JEEP EAGLE, INC.,
                             MAJOR CHEVROLET, INC.,
                               MAJOR DODGE, INC.,
                             MAJOR SUBARU, INC. and
                          MAJOR AUTOMOTIVE REALTY CORP.

                                   in favor of

                             FALCON FINANCIAL, LLC,
        a Delaware limited liability company, its successors and assigns, as secured party

                                                            May __, 1998

                               SECURITY AGREEMENT

                                TABLE OF CONTENTS

INDEX ITEM                                                                  Page

Preliminary Statement..........................................................1

      1. GRANT.................................................................1

      2. REPRESENTATIONS, WARRANTIES AND COVENANTS.............................1
         2.1  Borrower's Name..................................................1
         2.2  Location of Borrower, Business and Collateral; Inspection........1
         2.3  Organization; Chief Executive Office; Affiliates.................2
         2.4  No Change in Name or Location....................................2
         2.5  Power and Authority..............................................2
         2.6  Due Execution and Delivery, Enforceability.......................2
         2.7  Operating Experience.............................................2
         2.8  Financial Covenants..............................................2
         2.9  Limitation on Indebtedness, Lease Obligations and Payments
              to Affiliates....................................................2
         2.10 Title; No Liens, Claims or Encumbrances..........................3
         2.11 No Further Disposition or Encumbrances...........................3
         2.12 Principal Agreements.............................................3
         2.13 Renewal of Principal Agreements; Encumbrance of Principal
              Agreements.......................................................3
         2.14 Financing Statements; Perfected Security Interest................4
         2.15 No Conflict......................................................4
         2.16 No Consent Required..............................................4
         2.17 Purpose for Loans................................................4
         2.18 Compliance Certificates; Reports; Communications.................4
         2.19 Accuracy of Information..........................................5
         2.20 Maintenance of Collateral and Business; Casualty and
              Condemnation.....................................................5
         2.21 Insurance........................................................6
         2.22 Compliance with Laws; No Violation; Indemnity....................7
         2.23 Subsidiaries.....................................................7
         2.24 Tax Returns......................................................8
         2.25 Litigation.......................................................8
         2.26 Bring Down of Representations; Survival of Warranties;
              Cumulative.......................................................8
         2.27 Capitalization; Solvency.........................................8
         2.28 Maintenance of Existence.........................................9
         2.29 Notice of Material Adverse Changes...............................9
         2.31 Sale of Assets, Consolidation, Merger, Dissolution, Etc..........9
         2.32 Encumbrances.....................................................9
         2.33 Indebtedness....................................................10
         2.34 Loans, Investments, Guarantees, Etc.............................10
         2.35 Distributions and Redemptions...................................10
         2.36 Transactions with Affiliates....................................11
         2.37 Deposit Accounts................................................11
         2.38 Payments........................................................11
         2.39 Costs and Expenses..............................................11
         2.40 Brokers and Financial Advisors..................................12
         2.41 Chevrolet Lease. ...............................................12

      3. SPECIAL PROVISIONS ON REAL PROPERTY, ACCOUNTS, INVENTORY
         AND EQUIPMENT........................................................12
         3.1  New Locations...................................................12
         3.2  Accounts........................................................12
         3.3  Inventory Covenants.............................................13
         3.4  Equipment Covenants.............................................13
         3.5  Power of Attorney...............................................14
         3.6  Right to Cure...................................................14
         3.7  Access to Premises..............................................14


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                                                                            Page
                                                                            ----

      4. SPECIAL PROVISIONS CONCERNING COLLATERAL REVENUES....................15

      5. SPECIAL PROVISIONS CONCERNING RIGHTS AND DUTIES WHILE IN
         POSSESSION OF COLLATERAL.............................................15
         5.1   Borrower's Possession..........................................15
         5.2   Secured Party's Possession.....................................15

      6. EVENTS OF DEFAULT....................................................16
         6.1   Nonpayment, default, breach, etc...............................16
         6.2   Other defaults of Borrower and other liable parties............16

      7. REMEDIES.............................................................16
         7.1   Cumulative Rights and Remedies.................................16
         7.2   Acceleration of Obligations....................................16
         7.3   Additional Rights of Secured Party.............................17
         7.4   Application of Proceeds; Deficiency............................17
         7.5   Required Notice of Sale........................................17

      8. POST-DEFAULT POWER OF ATTORNEY.......................................18

      9. DISCLOSURE...........................................................18

      10.INDEMNIFICATION......................................................18

      11.OBLIGATIONS AND SECURITY INTEREST ABSOLUTE...........................19

      12.ASSIGNMENT...........................................................19

      13.FURTHER ASSURANCES...................................................19

      14.TERM.................................................................20

      15.MISCELLANEOUS........................................................20
         15.1  FINAL AGREEMENT; AMENDMENTS, CONSENTS, AUTHORIZATIONS..........20
         15.2  Notices........................................................20
         15.3  Reasonableness.................................................21
         15.4  Recovery of Sums Required To Be Paid...........................21
         15.5  WAIVERS........................................................21
         15.6  WAIVER OF TRIAL BY JURY........................................21
         15.7  Waiver of Notices..............................................22
         15.8  Relationship...................................................22
         15.9  Waiver of Counterclaims........................................22
         15.10 No Conflict with Principal Agreements..........................22
         15.11 LIMITATION ON INTEREST.........................................22
         15.12 Governing Law; Binding Effect..................................23
         15.13 Severability...................................................23
         15.14 Counterparts; Captions; Construction...........................23

SIGNATURE PAGE................................................................41

Schedules List

Exhibits List


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                                 SCHEDULES LIST

DEFINITIONS SCHEDULE
INFORMATION CERTIFICATE (ss. 2)
SCHEDULE 2.1 MERGERS, CONSOLIDATIONS, OTHER NAMES USED
SCHEDULE 2.14 FILING OFFICES
SCHEDULE 2.22 COMPLIANCE WITH LAWS
SCHEDULE 2.25 LITIGATION
SCHEDULE 2.3 AFFILIATES
SCHEDULE 2.31 SALE OF ASSETS
SCHEDULE 2.32 PERMITTED ENCUMBRANCES
SCHEDULE 2.33 CERTAIN PERMITTED INDEBTEDNESS
SCHEDULE 2.37 BANKS
SCHEDULE 2.40 BROKERS AND FINANCIAL ADVISORS

                                  EXHIBITS LIST

EXHIBIT A Note (Preliminary Statement)
EXHIBIT B UCC Search (ss. 2.10)
EXHIBIT C Local Bank Direction Letters (ss. 2.37)
EXHIBIT D Compliance Certificate (ss. 2.18)

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated May 14, 1998, made by Major Acquisition Corp. and its existing subsidiaries, Major Chrysler Plymouth Jeep Eagle, Inc., Major Chevrolet, Inc., Major Dodge, Inc., Major Subaru, Inc. and Major Automotive Realty Corp., each a New York corporation , each a borrower and collectively and jointly and severally, the Borrower ("Borrower") in favor of FALCON FINANCIAL, LLC, a Delaware limited liability company, as secured party subject to Section 12 hereof ("Secured Party").

Preliminary Statement

      Borrower has requested that Secured Party make the Loan (as defined below) and Borrower has agreed to evidence such Loan by executing and delivering to Secured Party an Amended and Restated Secured Promissory Note in the form of EXHIBIT A ("Note"), dated the date thereof, made payable to Secured Party in the original principal amount set forth therein and for the term and on the terms and conditions set forth therein. As a condition to the making of the Loan, Secured Party has requested and Borrower has agreed to, among other things, grant to Secured Party a security interest in the Collateral (as defined below). The terms used herein (whether or not capitalized) have the meanings accorded such terms in the text hereof and in the DEFINITIONS SCHEDULE attached hereto and made a part hereof and, to the extent not inconsistent therewith, the UCC.

      In consideration of the foregoing, the benefits accruing to Borrower and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, Borrower hereby makes the following representations and warranties to Secured Party and covenants and agrees with Secured Party as follows:

      1. GRANT: To secure the Obligations, Borrower hereby pledges, assigns, transfers and grants to Secured Party a continuing security interest and Lien on and right of set off with respect to the following property and assets, whether now owned and existing or hereafter acquired or arising (collectively "Collateral"): all Goods (including Equipment and Inventory (but excluding Inventory subject to a Permitted Encumbrance)), General Intangibles, Accounts, certificates of title, fixtures, money, instruments, securities, investment property, documents, chattel paper, credit balances, deposits, deposit accounts, letters of credit, bankers' acceptances, guaranties, credits, claims, choses in action, demands, and all present and future liens, security interests, rights, insurance, remedies, title and interest in, to and in respect of Accounts and other Collateral and all other personal property, now or hereafter owned, acquired, existing, arising, held, used, sold or consumed in connection with Borrower's Business or Property and any other property, rights and interests of Borrower which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of Secured Party or any of its agents, representatives, associates or correspondents, for any purpose; all additions and accessions thereto, substitutions therefor and replacements and improvements of or to any or all of the foregoing, all interest, income, dividends, distributions and earnings thereon or other monies or revenues derived therefrom, including any such property received in connection with any disposition of the Franchise Agreements and all moneys which may become payable under any policy insuring the Collateral or otherwise required to be maintained hereunder (including return of unearned premium) ("Collateral Revenues"); and all products and Proceeds of the foregoing (but excluding Proceeds from the disposition of Inventory subject to a Permitted Encumbrance, provided, however that (i) such Proceeds are used to pay off the related Permitted Encumbrance and (ii) to the extent such Proceeds are in excess shall be subject to the security interest and Lien of the Secured Party). Without limiting the generality of the foregoing, this Agreement also secures the payment of all amounts which constitute part of the Obligations and would be owed by the Borrower to the Secured Party but for the fact they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

      2. REPRESENTATIONS, WARRANTIES AND COVENANTS: Borrower hereby represents, warrants and covenants that:

            2.1 Borrower's Name. Each of Borrower's legal name, federal taxpayer identification number, and mailing address is accurately set forth on the INFORMATION CERTIFICATE. Except as disclosed on SCHEDULE 2.1, Borrower, or any company which has been merged into the Borrower, has not merged, consolidated, acquired all or substantially all of the assets of any Person or used any other name (whether in connection with the Business or the Collateral or for business, obtaining credit or financing or otherwise) in the last twelve years.

            2.2 Location of Borrower, Business and Collateral; Inspection. Under its legal name, Borrower is and shall continue to be engaged in the business of operating an automobile dealership at four existing locations and any new locations permitted pursuant to this Security Agreement (the "Business") pursuant to the franchise or license agreements identified on the INFORMATION CERTIFICATE (the "Franchise Agreements") with the franchisors or licensors identified on the INFORMATION CERTIFICATE

("Franchisor") at the commercial properties ("Properties" and each a "Property") with the addresses, in the Counties and States set forth on the INFORMATION CERTIFICATE, and, under the legal names (or trade name(s), if any, referenced on the INFORMATION CERTIFICATE) except as permitted hereunder. The INFORMATION CERTIFICATE correctly discloses that Borrower (i) is the sole record owner of the Properties or (ii) leases (or subleases) the Properties and the record owners of the Properties are the person or entity disclosed on the INFORMATION CERTIFICATE. Borrower has provided to Secured Party a true, correct and complete copy of any Lease for the Properties and the terms of such Lease(s) are accurately summarized in the INFORMATION CERTIFICATE. All personal property of Borrower owned, acquired, held, used, sold or consumed in the Business including Goods (including Inventory and Equipment), General Intangibles, Accounts, chattel paper, instruments, investment property, documents, certificates of title, fixtures, securities and money, and all writings relating thereto and records thereof, books of record or account, employees, business, offices and operations are located at and conducted out of such Properties or at Borrower's chief executive office or such other off site locations as Borrower may use and control provided it gives prior notice thereof to Secured Party. Borrower shall allow Secured Party, its agents and representatives, from time to time, to inspect upon reasonable notice during normal business hours the Collateral, the Properties and Borrower's books and records pertaining thereto or otherwise to the Business, and Borrower will assist (and permit abstracts and photocopies of Borrower's books and records to be taken and retained by) Secured Party, its agents and representatives in making any such inspection. Secured Party shall have the right to review, monitor, and upon reasonable notice inspect Borrower's operations with respect to compliance with Environmental Laws and conformity to sound environmental management practices and to make recommendations to Borrower with respect thereto.

            2.3 Organization; Chief Executive Office; Affiliates. Borrower is and will continue to be duly organized, validly existing and in good standing under the laws of the state of its organization. Borrower is and will continue to be duly qualified to do business and is in good standing in each jurisdiction where it conducts its Business or where the Properties are located. Borrower has not and shall not fail to qualify to do business and be and remain in good standing in any jurisdiction where such qualification or standing is necessary, required or proper in connection with Borrower's ownership or use of the Collateral or the Properties or the conduct of its Business where such failure has a Material Adverse Effect. Borrower's chief executive office address is accurately set forth on the INFORMATION CERTIFICATE. SCHEDULE 2.3 contains a complete and accurate list of all of Borrower's Affiliates who have executed and delivered any guarantee or other loan document to Secured Party.

            2.4 No Change in Name or Location. Borrower will neither change its name, federal taxpayer identification number, or its chief executive office, nor assume a different name, nor conduct its business or affairs under any other name without providing Secured Party with 60 days prior written notice thereof. Borrower will neither change the location of any of its Business, Property or Collateral, nor merge, consolidate, or change its structure (whether by equity sale, issuance, purchase or otherwise), nor change its use of any item of Collateral during the term hereof except as otherwise permitted under this Security Agreement. Borrower will not engage in any business or activities other than the Business during the term hereof.

            2.5 Power and Authority. Borrower has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to own the Collateral and to conduct its Business. Borrower has full power, authority and the legal right and all necessary permits, consents, licenses and authorizations to execute, deliver and perform its obligations under this Security Agreement, the Note and the other Loan Documents.

            2.6 Due Execution and Delivery, Enforceability. This Security Agreement, the Note and the other Loan Documents have been duly and validly executed and delivered by Borrower. Each of this Security Agreement, the Note and other Loan Documents constitutes Borrower's legal, valid and binding obligation, enforceable against Borrower in accordance with its terms except for limitations as to enforceability imposed by bankruptcy, reorganization, moratorium, insolvency and other laws of general application relating to or affecting the enforceability of creditors' rights.

            2.7 Operating Experience. During the term of this Security Agreement, the Dealer Principal at each Property shall be identified in the related Franchise Agreement and there will be no changes in the Dealer Principal of a Property without the following criteria being met: (1) the new Dealer Principal shall have at least ten year's experience as a dealer or general manager; (2) the new Dealer Principal shall be approved in advance by the Franchisor; and (3) the new Dealer Principal shall be of acceptable character and moral standing to the Secured Party.

            2.8 Financial Covenants. During the term of this Security Agreement,
(i) Borrower shall maintain their Borrower FCCR at not less than 1.20 each quarter ("Minimum Borrower FCCR") and (ii) the Adjusted Net Worth of Borrower shall not be less than $1,900,000 ("Minimum Adjusted Net Worth"). All calculations of Borrower FCCR shall be based upon the quarterly financial information furnished by Borrower hereunder (Section 2.18) for the prior 12-month period of operations.

            2.9 Limitation on Indebtedness, Lease Obligations and Payments to Affiliates. Borrower shall not, directly or indirectly, incur any Indebtedness during the term hereof other than the Obligations and to the extent permitted by
Section 2.33.


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

Borrower shall not, directly or indirectly, incur any Indebtedness, Lease Obligations or become obligated to make any payments (including any Payments to Affiliates) if after giving effect to such incurrence or payments, Borrower's FCCR would be less than the Minimum Borrower FCCR or Borrower's Adjusted Net Worth would be less than the Minimum Adjusted Net Worth. Borrower shall not, directly or indirectly, make any distributions or other Payments to Affiliates during any period in which Borrower's FCCR is less than the Minimum Borrower FCCR or its Adjusted Net Worth is or would, as a result thereof, be less than the Minimum Adjusted Net Worth, or otherwise upon and during the continuance of an Event of Default.

            2.10 Title; No Liens, Claims or Encumbrances. Borrower has and, subject to Section 2.31.2. will maintain good and marketable title to the Collateral free of all Liens, claims, encumbrances or rights of others (other than the security interest granted to Secured Party hereunder and to the extent of the Permitted Encumbrances) and such Collateral is sufficient to enable a franchisee or licensee of the Franchisors to operate the Business at the Properties in accordance with the Franchise Agreements. Except as reflected on the UCC Search attached hereto as EXHIBIT B ("Current Filings") or individual judgments of less than $10,000, there is no financing statement (or similar statement, agreement, pledge, mortgage, notice or registration), Lien (including any federal or state tax lien), suit (including any action, proceeding, or other litigation pending, or to Borrower's knowledge, threatened) or judgment (including any award, injunction, order) filed with, registered, indexed or recorded in any public office, court, arbitration panel, administrative agency or regulatory authority (or intended so to be), directly or indirectly, identifying or encumbering or covering or involving the Collateral or the Franchise Agreements or Licenses or which could have a Material Adverse Effect. Borrower shall take all actions necessary to terminate all Current Filings other than those consented to by Secured Party and relating solely to Permitted Encumbrances, if any, prior to or concurrently with the funding of the Loan.

            2.11 No Further Disposition or Encumbrances. Other than with respect to the interest granted in favor of Secured Party, to the extent of the Permitted Encumbrances, and except as provided in Section 2.31.2 hereof, Borrower has not and will not enter into any agreement or understanding or take, permit or suffer to exist any action (including the filing of a financing statement, agreement, pledge, mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, granting a security interest in or lien on (including any state or federal tax lien except to the extent permitted by Section 2.32.2 hereof), pledging, transferring, assigning, selling, disposing of, or encumbering any Collateral, any interest therein or rights pertaining thereto or involving the Business, or increasing the amount of credit, loans, Indebtedness or value secured by the Permitted Encumbrances, if any, or the amount, property or assets encumbered thereby, or otherwise materially changing, modifying, supplementing any such Permitted Indebtedness.

            2.12 Principal Agreements. Borrower is and will continue to be a franchisee or licensee in good standing with the Franchisors or any successor of a Franchisor permitted by this Security Agreement. Borrower has not breached and is not in default under any of the Principal Agreements; Borrower shall not terminate, fail to renew, breach or be in default under any of the Principal Agreements except as permitted in accordance with the terms of the this Security Agreement; and Borrower has no knowledge of any claim of (or basis for any claim of) any such termination, nonrenewal, breach or default. Borrower agrees to fully comply, at Borrower's own cost and expense, with the terms of the Principal Agreements (including any renewal option) and to promptly notify Secured Party of any adverse development of which Borrower becomes aware with regard to any of the Principal Agreements, including any claim of breach of or default under, or threat of nonrenewal or termination of, or litigation involving any of the Principal Agreements. Notwithstanding the foregoing, Borrower may sell or assign its interest in a Principal Agreement and substitute such interest with an interest in another Principal Agreement or with sufficient cash collateral, in all cases, with the consent of the Secured Party, which consent shall not be unreasonably withheld, and given (or denied) not later than 20 business days after the Lender is in possession of all relevant information. Such consent shall be based on such factors as (but not limited to) there being no negative tax implications for the Secured Party or any Securitization to which the loan is contributed, there being no downgrade or withdrawal of any rating assigned to a Securitization to which the Loan is contributed and that, in all instances, such sale or assignment will not result in any event or circumstance in an inability by Borrower to maintain its financial covenants set forth in this Agreement and that, based upon a current Business Valuation, the ratio of (i) the outstanding balance of the Note at the time of substitution over (ii) the Collateral, including the substituted Principal Agreement and any additional cash collateral, is not greater than .70 to 1.00. Borrower shall bear all of Secured Party's fees and expenses in connection with any sale or assignment of any of the Principal Agreements.

            2.13 Renewal of Principal Agreements; Encumbrance of Principal Agreements. Until such time as the Obligations of Borrower under the Loan Documents (including the Note) have been fully satisfied, Borrower agrees to make one or more timely elections to renew the term of any of the Principal Agreements in accordance with the terms (subject to the provisions of Section 2.12) of the Principal Agreements and shall use its best efforts to satisfy any and all conditions to any such renewal, and to obtain, procure, execute and deliver, file and affix such further agreements, instruments, documents, notices, statements, writings, powers and information, and to do or cause to be done all such further acts and things as Secured Party may reasonably request, from time to time, in its discretion, in connection with Borrower's obligations set forth herein. Borrower agrees that until such time as Borrower's Obligations under the Loan Documents (including the Note) have been fully satisfied, if, whether because of a change in the Principal

Agreements, applicable law or otherwise, at any time or from time to time, Borrower is able to grant a security interest in the Franchise Agreement or License or other Principal Agreements to the Secured Party to secure its Obligations without breaching or defaulting under the respective Principal Agreements, Borrower shall and hereby does grant such security interest in favor of the Secured Party in the Franchise Agreement and License and Proceeds thereof and shall promptly obtain, procure, execute and deliver, file and affix such further agreements (including modification of the Security Agreement), assignments, instruments, documents, notices, statements, writings (including financing statements), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and shall do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements on Form UCC-1) as Secured Party may reasonably request, from time to time, in its discretion, to evidence and perfect such security interest or otherwise in connection with such security interest and the perfection thereof. Without limiting the foregoing, Borrower authorizes Secured Party to the extent permitted by law to execute and file or file without Borrower's signature, any and all financing statements (including a copy of this Security Agreement which shall be sufficient as a financing statement), amendments thereto and continuations thereof as Secured Party deems necessary or appropriate in connection therewith.

            2.14 Financing Statements; Perfected Security Interest. The execution and filing of the Financing Statements has been duly authorized by all appropriate action on the part of Borrower and Borrower has duly executed the Financing Statements. The execution and delivery of this Security Agreement and the grant of the Collateral hereunder creates a valid security interest in the Collateral which has attached and is enforceable. The filing offices set forth on SCHEDULE 2.14 hereto ("Filing Offices") and made a part hereof are the only offices where financing statements are required to be filed in order to perfect such security interest in all Goods (including Inventory and Equipment), General Intangibles, Accounts, fixtures, investment property, and chattel paper included in the Collateral ("Filing Collateral").

            2.15 No Conflict. Borrower's execution, delivery and consummation of the transactions contemplated by this Security Agreement, the Note and other Loan Documents do not and will not (with the passage of time or otherwise) (i) conflict with, violate or constitute a default under any law, rule, regulation, order, decree, contract, agreement (including the Principal Agreements), note, mortgage, bond, indenture, lease, license, organizational documents, or obligation of or applicable to Borrower or the Collateral or (ii) grant, create or result in any Lien, claim, encumbrance or right in favor of any Person (other than Secured Party as contemplated hereby) on or to Borrower's Business, property or assets (including the Collateral and the Principal Agreements).

            2.16 No Consent Required. Except for the filing of the Financing Statements with the Filing Offices (and the recording of the mortgages included in the Loan Documents), no consent, authorization, approval, license, permit, registration, exemption, filing, notice or declaration of, from, with or to any other Person or any court, government, agency or regulatory authority is required prior to or otherwise in connection with (x) Borrower's execution, delivery and performance of this Security Agreement, the Note and other Loan Documents, (y) the grant of security interest granted hereby, or (z) the validity, perfection and maintenance of the security interest created hereby.

            2.17 Purpose for Loans. Borrower does not intend to (and will not) use all or any portion of the Loan to purchase or carry any securities, including, without limitation, Margin Stock. None of the proceeds of the Loan will be used, directly or indirectly, for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or other security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulations G, U, T or X of the Board of Governors of the Federal Reserve System, as amended. Borrower intends to and agrees to use the proceeds of the Loan solely for the lawful, proper business or commercial purposes set forth in its application for the Loans. Borrower shall use the proceeds of the Loans provided by Secured Party to Borrower hereunder only for payments to each of the Persons listed in the disbursement direction letter furnished by Borrower to Secured Party on or about the date hereof including, without limitation, payments of the costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms hereof.

            2.18 Compliance Certificates; Reports; Communications. During the term of this Security Agreement, Borrower agrees to provide to Secured Party:
(i) within 20 days after the end of each month, monthly manufacturers' statements and Borrower's operating statements for each Property, (ii) within 45 days after the end of each quarter of each calendar year, copies of Fidelity Holdings, Inc.'s form of 10-Q's as filed with the Securities and Exchange Commission, (iii) within 45 days after March 31, June 30 and September 30 of each calendar year, a compliance certificate (in the form attached hereto as EXHIBIT D) and quarterly accountant-reviewed consolidated financial statements of Borrower certified by Borrower's chief financial officer to fairly present in all material respects Borrower's financial condition and results of operations for such period, (iii) within 90 days of December 31 of each calendar year, a compliance certificate (in the form attached hereto as EXHIBIT D) and accountant-reviewed consolidated annual financial statements of Borrower certified by the Borrower's chief financial officer to fairly present, in all material respects, Borrower's financial condition and the results of operations for the year then ended, (iv) within 90 days after December 31 of each calendar year, copies of Fidelity Holdings, Inc.'s form 10-K as filed with the Securities and Exchange Commission, (v) within 30 days of filing, Borrower's


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

Federal and State Income Tax returns and (vi) the 13th Month Statement. Borrower further agrees to provide to Secured Party: (i) promptly following receipt by Borrower, complete copies of any communications that are or may be materially adverse to Borrower in the reasonable judgment of the Borrower, its Business or the Collateral and (ii) copies of such other information as Secured Party may from time to time reasonably request promptly following any such request. The consolidated financial statements furnished to Secured Party hereunder shall be prepared in accordance with GAAP applied on a consistent basis and all financial statements furnished to Secured Party shall be sufficiently detailed to allow Secured Party to calculate the Borrower FCCR and determine compliance with other financial covenants.

            2.19 Accuracy of Information. All information, reports, statements and financial and other data furnished (or hereafter furnished) by Borrower or its agents or representatives to Secured Party, its agents or representatives hereunder or in connection with the Loan and the Obligations, are (and shall be on the date so furnished) true, complete and correct in all material respects, shall not contain any untrue statement of material fact and shall not omit to state any fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. All financial projections that have been or are hereafter prepared by or on behalf of Borrower or its agents or representatives have been and shall be prepared in good faith and based upon reasonable assumptions. Borrower shall endeavor promptly to advise Secured Party, from time to time, when any assumptions made in connection with any projections previously provided to Secured Party prove to be incorrect or untrue in any material respect. No Event of Default (or event which with the passage of time or the giving of notice or both would be an Event of Default) has occurred and is continuing. To Borrower's knowledge, no event or circumstance has occurred which has had or could, in the reasonable judgment of the Borrower, be expected to have a Material Adverse Effect which has not been fully and accurately disclosed to Secured Party in writing and reflected in the Borrower's financial information and projections and in the Business Valuation.

            2.20 Maintenance of Collateral and Business; Casualty and Condemnation. At Borrower's sole cost and expense, Borrower shall keep, use, operate and maintain the Collateral, the Business and the Properties in accordance with Requirements of Law and in accordance with the standards established by Franchisor, operate the Business at the Properties and in accordance with the Principal Agreements and customary, prudent business practices, and at all times fully comply with terms and provisions of the Principal Agreements, and not knowingly do or suffer to be done any act whereby the value of the Collateral, the Properties or the Business or any part or interest therein may be, in the reasonable judgment of the Borrower, lessened in any material respect. Notwithstanding the foregoing, the Borrower may enter into new Principal Agreements as provided in Section 2.12 hereof. Borrower shall notify Secured Party promptly of any actual or threatened destruction or material damage or impairment of the Business, or any of the Collateral or the Properties or any event or condition which could have a Material Adverse Effect.

            2.20.1 (i) In the event of any casualty or Condemnation (a "Loss"), Borrower shall give prompt written notice thereof to Secured Party. With respect to any loss in an amount less than $50,000, any insurance proceeds or awards with respect to such Loss (the "Loss Proceeds") may be retained by Borrower; with respect to any Loss in an amount of $50,000 or more, all Loss Proceeds with respect to such Loss shall be payable to Secured Party. Borrower shall have no right to settle or compromise, and shall not settle or compromise, any claim or proceeding relating to such Loss or Loss Proceeds without Secured Party's consent, which consent shall not be unreasonably withheld or delayed . Borrower shall proceed promptly and diligently to prosecute in good faith the settlement or compromise of any and all claims or proceedings relating to such Loss or Loss Proceeds; provided, however, any such settlement or compromise shall be subject to Secured Party's reasonable consent. Borrower hereby authorizes and directs any affected insurance company and any affected governmental body responsible for such Condemnation to make payment of the Loss Proceeds directly to Secured Party. If, with respect to any Loss in an amount of $50,000 or more, Borrower receives any Loss Proceeds, Borrower shall promptly pay over such Loss Proceeds to Secured Party. Borrower hereby covenants that until such Loss Proceeds are so paid over to Secured Party, Borrower shall hold such Loss Proceeds in trust for the benefit of Lender and shall not commingle such Loss Proceeds with any other funds or assets of Borrower or any other party.

                  (ii) Borrower hereby irrevocably assigns, subject to Section 2.20.1(iii) below, to Secured Party all Loss Proceeds to which Borrower may become entitled if a Loss occurs. All Loss Proceeds shall be paid to Secured Party and applied pursuant to this Section 2.20.1. Subject to the last sentence of this Section 2.20.1, Borrower shall take all appropriate action in connection with each such proceeding, settlement and adjustment and shall pay all expenses thereof, including, if Secured Party shall elect to participate therein, the actual and reasonable cost of Secured Party's participation; provided, however, that any final settlement or adjustment shall be subject to the prior written consent of Secured Party, which will not be unreasonably withheld, unless the Loss Proceeds are sufficient to prepay the Note in full, together with the Prepayment Premium and all accrued and unpaid interest thereon. So long as an Event of Default shall have occurred and be continuing, Secured Party may, at its option and with respect to its interests as set forth herein, commence, appear in and prosecute, in its own name, any such action or proceeding or make any compromise or settlement in connection with such damage, destruction or taking and obtain directly all Loss Proceeds.

                  (iii) Subject to Section 2.20.1(iv) below, so long as no Event of Default shall have occurred and be continuing, if Borrower suffers a Loss, Borrower shall provide Secured Party with a schedule for restoring the affected Property as promptly as reasonably practicable and, subject to receipt of the Loss Proceeds, shall restore the Property (or, in the case of a taking, the remaining Property) on such schedule to the same condition, as nearly as reasonably possible, as existed immediately prior to such casualty or taking, whether or not the Loss Proceeds are sufficient therefor. If the cost of any restoration made by Borrower pursuant to this Section 2.20.1 shall exceed the amount of the Loss Proceeds, such deficiency shall be paid by Borrower. The Loss Proceeds shall be held by Secured Party or its agent and shall be disbursed to Borrower as hereinafter set forth, provided that if the estimated cost of such restoration exceeds the amount of the Loss Proceeds, Borrower shall deliver to Secured Party or its agent the estimated deficiency before commencing work. Secured Party or its agent shall release such Loss Proceeds to Borrower, subject to such reasonable procedural requirements as Secured Party or its agent may prescribe, from time to time and provided that such amounts shall be disbursed not more often than once monthly, as the restoration progresses, upon Borrower's written request, accompanied by a certificate of the architect or engineer in charge of the restoration or by an authorized officer or managing partner of Borrower, stating that the sum then requested either has been paid by Borrower or is justly due to the named persons (whose addresses shall also be stated) who have rendered services or furnished materials for certain portions of the restoration. The certificate shall give a brief description of such services and materials, shall list the amounts so paid or owing to each of such persons, shall state the estimated cost of the balance of the work yet to be performed, and shall state that no part of such expenditures has been or is being made the basis for any other request for payment. Upon compliance with the foregoing, Secured Party or its agent shall pay out of the Loss Proceeds to the extent available to the persons named in the certificate the respective amounts stated to be due to them or shall pay to Borrower the amount stated to have been paid by Borrower to such persons.

                  (iv) So long as an Event of Default shall have occurred and be continuing, then such Loss Proceeds shall be applied at the option and direction of Secured Party either to the restoration of the Property as set forth above or, on the next Payment Date, to the prepayment of the outstanding Loan, together with Prepayment Premium and all accrued and unpaid interest. If no Event of Default shall be continuing and the Loss suffered by the Borrower is not in excess of the Loss Proceeds, the balance of the Loss Proceeds shall be paid to the Borrower.

            2.21 Insurance. At Borrower's sole cost and expense, Borrower shall

                  (i) (a) keep the Collateral (which for purposes of this Section 2.21 includes the Properties) insured against loss or damage by fire, theft, collision and other hazards (including flood and earthquake, if no certification or other evidence satisfactory to Secured Party is delivered to Secured Party to the effect that the Properties are not located within a federally designated special flood hazard area or an earthquake hazard area and if, with respect to earthquake insurance, such insurance is required to conform to the requirements or standards of any rating agency in connection with a securitization or other disposition of all or a portion of the Loan) as may be required by Franchisors or Secured Party and by policies of fire, extended coverage and other insurance with such company or companies, in such amounts and form (and, with respect to policies required for property, fire and flood insurance in an amount not less than the lesser of (A) the replacement value thereof and (B) the initial Principal Amount, as may be required by or acceptable to Franchisors and Secured Party, but in no event less than the minimum amount required to prevent the imposition of any coinsurance requirement on the insured, (b) maintain liability insurance of not less than an amount reasonably satisfactory to Secured Party, (c) maintain business interruption insurance with scope and coverage reasonably satisfactory to Secured Party and
(d) maintain such other insurance (including certain minimum levels of acceptable workers' compensation, property damage, general public liability insurance) as may be required by the Franchisor.

                  (ii) cause all insurance policies required hereunder (a) to be maintained by providers either (A) having ratings of not less than A-VI from A.M. Best Company Inc. (or comparable ratings from a comparable rating agency) or (B) who, if not so rated, have been approved by Secured Party and (b) to contain a standard non-contributory lender's loss payable endorsement or mortgagee's endorsement (or, with respect to life insurance policies, an assignment bearing the consent of the provider) in form and substance satisfactory to Lender providing for payment directly to Secured Party and/or its designees and to provide for a minimum of 30-days notice to Secured Party prior to cancellation or modification or nonrenewal and that Secured Party may act as attorney for Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Such lender's loss payable endorsements (or assignment) shall specify that the proceeds of such insurance shall be payable to Secured Party as its interests may appear and further specify that Secured Party shall be paid regardless of any act or omission by Borrower or any of its affiliates.

                  (iii) timely pay, all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect; and

                  (iv) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to Secured Party.

            2.22 Compliance with Laws; No Violation; Indemnity.

                  (i) Borrower is, to its knowledge, and shall not knowingly fail to be in compliance in all material respects with the requirements of all Requirements of Law, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, all federal, state and local statutes, regulations, rules and orders relating to consumer credit, all federal, state and local statutes, regulations, rules and orders pertaining to sales of consumer goods (including, without limitation, the Consumer Products Safety Act of 1972, as amended, and the Federal Trade Commission Act of 1914, as amended and all regulations, rules and orders promulgated thereunder). Except as set forth on SCHEDULE 2.22 hereto, Borrower to its knowledge has obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any Governmental Authority required for the lawful conduct of its business and is in compliance in all material respects with the requirements of all applicable laws, rules, regulations, orders, permits, approvals and stipulations of any governmental agency (including, but not limited to, the Department of State, the Department of Commerce, the Bureau of Alcohol, Tobacco and Firearms, and the EPA) relating to its business (including, without limitation, those set forth in or promulgated pursuant to ERISA and those related to environmental pollution and employee health and safety (including the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, the Code, and the Environmental Laws).

                  (ii) Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has been maintained and operated in all material respects in accordance with its terms, the applicable provisions of ERISA and the Code. Each Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has been qualified since its inception and has received a determination letter from the Internal Revenue Service to the effect that it is so qualified and that any trust maintained pursuant thereto is exempt from federal income taxation under
Section 501 of the Code, and nothing has occurred or is expected to occur that caused or could cause the loss of such qualification or exemption. No "prohibited transaction" within the meaning of Section 4975 of the Code and
Section 406 of ERISA has occurred or is expected to occur with respect to any Plan. Neither the Borrower, to its knowledge, nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither this Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the Borrower's knowledge, no such Multiemployer Plan is in Reorganization or Insolvent.

                  (iii) Borrower has not and shall not acquire, obtain, make, manufacture, produce, operate, hold, possess, maintain, use, sell, transfer, grant, pledge, or dispose of (for purposes of this Section, collectively "Borrower's use") any of its business (including the Business), securities, property or assets (including any proceeds of the Loan, any Collateral and the Properties) in violation of any Requirements of Law, contract, agreement (including the Principal Agreements), understanding, or right or interest of any other Person (for purposes of this Section collectively "violation"), and to Borrower's knowledge no such violation has been made by any other Person and no basis for a claim of any such violation exists. Borrower shall indemnify and hold Secured Party harmless from and against any loss to the Secured Party arising from any such violation or any breach of this Section 2.22, and any other loss, liability, damage, cost or expense whatsoever (including attorneys fees and disbursements) arising out of or in connection with Borrower's use of any of its business (including the Business), securities, property or assets (including any proceeds of the Loan, any Collateral and the Property). The indemnification provisions of this Section 2.22 shall survive the payment of the Obligations and the termination of this Agreement.

            2.23 Subsidiaries. Borrower has the subsidiaries listed on Schedule
2.23 hereto. Borrower will not create or cause to be created any additional subsidiaries unless all of the following conditions have been met: (a) Borrower shall cause a pledge of its ownership interest in the additional subsidiary to be made for the benefit of the Secured Party; (b) Borrower shall own a majority of the voting control of the capital stock, partnership or membership interests of such additional subsidiary; (c) Borrower, together with each additional subsidiary, shall comply with the financial covenants set forth in this Security Agreement on a consolidated basis; (d) the Borrower shall agree not to guarantee, directly or indirectly, any obligation of the additional subsidiary, unless otherwise agreed to by written consent of the Secured Party; (e) such additional subsidiary shall covenant to comply with the "Separateness Covenants" listed on Schedule 2.23; (f) such additional subsidiary shall incur no Debt other than "Floor Plan Financing" necessary for the operation of the Business and purchase money security interests in Equipment permitted by Section 2.32.5 of this Security Agreement; and (g) such additional subsidiary shall not open a new automobile dealership within the same Franchise System engaged in the business of selling the same brand of automobiles as the Borrower within five
(5) miles of any of Borrower's existing locations. The foregoing shall not apply to an additional subsidiary's acquisition of an existing dealership.

            2.24 Tax Returns. Borrower and each of its Affiliates and each Person which might have tax liabilities for which Borrower is or may be liable ("Tax Party") has filed, or caused to be filed, and will continue to file in a timely manner all tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Borrower and each Tax Party has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, and has collected, deposited and remitted in accordance with all applicable laws all sales and/or use taxes applicable to the conduct of its business, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. No extensions of the time for the assessment of deficiencies have been granted by the Borrower or any of its Affiliates. There are no material Liens on any properties or assets of the Borrower imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. The federal income tax returns of the Borrower have been examined and reported upon by the relevant tax authorities, or, if applicable, closed by applicable statutes of limitations, for all fiscal years through the fiscal year ended December 31, 1994, and the Borrower has not given or consented to any waiver of the statute of limitations with respect to its tax liabilities for any such year. Adequate provision has been made for the payment of all other accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed. Borrower has remitted to the appropriate tax authority all sales and/or use taxes applicable to its business required to be collected under the laws of the United States and each possession or territory thereof, and each State or political subdivision thereof, including any State in which Borrower owns any Inventory or owns or leases any other property, and the Borrower knows of no transaction or matter which might or could result in additional tax assessments to the Borrower in the ordinary course since the date of such balance sheet. There are no applicable taxes, fees or other governmental charges payable by the Borrower in connection with the execution and delivery of this Agreement, and the other Loan Documents by the Borrower or the offer, issuance, sale and delivery of the Note by the Borrower. Borrower shall be liable for any tax or penalties imposed on Secured Party as a result of the financing arrangements provided for herein and Borrower agrees to indemnify and hold Secured Party harmless with respect to the foregoing, and to repay to Secured Party on demand the amount thereof, and until paid by Borrower such amount shall be added and deemed part of the Loan, provided, that, nothing contained herein shall be construed to require Borrower to pay any income or franchise taxes attributable to the income of Secured Party from any amounts charged or paid hereunder to Secured Party. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Agreement.

            2.25 Litigation. Except as set forth on SCHEDULE 2.25, individual actions in which the claim for damages is less than $10,000 or actions in which an insurance company is providing coverage or Chrysler Corporation or General Motors is providing indemnification to Borrower for such actions, there is no present investigation by any governmental agency pending, or to the best of Borrower's knowledge threatened, against or affecting Borrower, its assets or Business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Borrower's knowledge threatened, against Borrower or its assets or Business, or against or affecting any transactions contemplated by this Agreement. None of the investigations, actions, suits, proceedings or claims identified on SCHEDULE 2.25 would, if adversely determined, have a Material Adverse Effect.

            2.26 Bring Down of Representations; Survival of Warranties; Cumulative. Borrower will cooperate with Secured Party in connection with any sale or other disposition of the Loan by Secured Party. In this regard, Borrower hereby covenants and agrees to execute and deliver in connection with the sale or other disposition of the Loan, or any interest therein, at such time and from time to time, as required by Secured Party, such agreements, documents, estoppels, consents or instruments as Secured Party may, from time to time, reasonably request, upon reasonable notice, in connection with any such disposition including certificates reaffirming the representations and covenants of Borrower hereunder as if made on the date of any such reaffirmation. Secured Party agrees to reimburse Borrower for any third party costs and expenses incurred by Borrower in connection with Borrower's compliance with this Section
2.26. All representations and warranties contained in this Security Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Secured Party.

            2.27 Capitalization; Solvency.

            2.27.1 All of the issued and outstanding capital stock, partnership or membership interests of Borrower are directly and beneficially owned and held by the Persons identified on the INFORMATION CERTIFICATE ("Control Persons") and all of such capital stock, partnership or membership interests have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind.

            2.27.2 Borrower (x) is solvent and will continue to be solvent after giving effect to the Obligations, the security interests of Secured Party and the other transactions contemplated hereunder, and (y) is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. Based upon the Business Valuation the assets and properties of Borrower at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of Borrower, and including any subordinated and contingent liabilities computed at the amount which, to the best of Borrower's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability.

            2.28 Maintenance of Existence. Borrower shall at all times preserve, renew and keep in full force and effect its existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

            2.29 Notice of Material Adverse Changes. Borrower shall promptly notify Secured Party in writing of the details of (i) any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any Material Adverse Effect, and (ii) the occurrence of any Event of Default or act, condition or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

            2.30 Reports, Budgets, Forecasts. Borrower shall, at Secured Party's request, permit and assist Secured Party in obtaining access by electronic transmission, or in such other manner as Secured Party shall request, to monthly manufacturer's reports. Borrower shall furnish or cause to be furnished to Secured Party such budgets, prepared by Borrower and other information respecting the Collateral and the business of Borrower, as Secured Party may, from time to time, reasonably request. Secured Party is hereby authorized to deliver, from time to time, a copy of any financial statement or any other information relating to the business of Borrower to any Governmental Authority or to any participant or assignee or prospective participant or assignee. Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Secured Party, at Borrower's expense, copies of the financial statements of Borrower. Any documents, schedules, invoices or other papers delivered to Secured Party may (but shall not be required to) be destroyed or otherwise disposed of by Secured Party at any time after the same are delivered to Secured Party, except as otherwise designated by Borrower to Secured Party in writing.

            2.31 Sale of Assets, Consolidation, Merger, Dissolution, Etc. Borrower shall not, directly or indirectly:

            2.31.1 merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it other than the merger of the subsidiaries into the Borrower to occur simultaneously with the execution and delivery of this Security Agreement, or

            2.31.2 sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person and shall not take or omit to take any action which could impair the rights of the Secured Party in the Collateral, except for the following in the ordinary course of business of the Business and consistent with present business practice and the requirements of the Franchise Agreements:

                  (i) sales of Inventory;

                  (ii) sales of assets as permitted by Section 2.12 of this Security Agreement;

                  (iii) the disposition of worn-out or obsolete Equipment so long as if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Secured Party;

                  (iv) the property set forth on SCHEDULE 2.31 hereof which Borrower may sell or dispose of in accordance with commercially reasonable business practices;

                  (v) other public or private sale of stock undertaken with the consent of the Secured Party in its reasonable discretion; or

            2.31.3 wind up, liquidate or dissolve; or

            2.31.4 agree to do any of the foregoing.

            2.32 Encumbrances. Borrower shall not create, incur, assume or suffer to exist any Lien on any of its assets or properties, including, without limitation, the Collateral, except the following permitted encumbrances ("Permitted Encumbrances"):

            2.32.1 liens of Secured Party;

            2.32.2 liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

            2.32.3 non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Borrower's business to the extent: such liens secure indebtedness which is not overdue or such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

            2.32.4 zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of Borrower as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto; and

            2.32.5 purchase money security interests in Equipment (including capital leases) and vehicles incurred in the ordinary course of business, provided that (i) such security interest does not apply to any property of the Borrower other than the Equipment and vehicles so acquired with the related Indebtedness, (ii) the related Indebtedness secured thereby does not exceed the cost of the Equipment and vehicles so acquired, as the case may be, (iii) notice of security interest is provided to the Secured Party and (iv) such security interest is identified on Schedule 2.32 hereto

            2.32.6 Permitted Encumbrances described on SCHEDULE 2.32 hereto.

            2.33 Indebtedness. Borrower shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or Indebtedness, except the following permitted indebtedness ("Permitted Indebtedness"):

            2.33.1 the Obligations;

            2.33.2 trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books; and

            2.33.3 indebtedness described on SCHEDULE 2.33 attached hereto, to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement including Sections 2.8, 2.9 and 2.32.

            2.33.4 indebtedness which is fully subordinate to the Obligations (which terms of subordination must be satisfactory to Secured Party) so long as no security interest is granted in the Properties encumbered by the Mortgage and so long as the Company certifies to the Secured Lender that (i) proceeds of such debt are to be utilized in the Business and (ii) Borrower shall have maintained its Borrower FCCR at not less than 1.5 for the twelve preceding months (based on an assumption that such proposed new debt had been outstanding for the twelve preceding months).

            2.34 Loans, Investments, Guarantees, Etc. Borrower shall not, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the equity securities or indebtedness or all or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:

            2.34.1 the endorsement of instruments for collection or deposit in the ordinary course of business;

            2.34.2 investments in: (i) short-term direct obligations of the United States Government, (ii) obligations of the Government National Mortgage Association (including participation certificates issued by such Association),
(iii) obligations of the Federal National Mortgage Association (including participation certificates issued by such Association), (iv) negotiable certificates of deposit issued by any bank satisfactory to Secured Party, payable to the order of the Borrower or to bearer and delivered to Secured Party, (v) deposits, Federal funds or bankers' acceptances (with term to maturity of 270 days or less) of any bank which has an unsecured, uninsured and unguaranteed obligation rated in one of the top two rating categories by both Moody's and S&P, (vi) both (a) shares of a diversified open-end management investment company (as defined in the Investment Company Act of 1940) or a regulated investment company (as defined in Section 851(a) of the Code) that is a money market fund that is rated in the highest rating category by both Moody's & S&P, and (b) shares of money market mutual funds that invest only in United States Government

Obligations and repurchase agreements secured by such obligations, which funds are rated in the highest categories for such funds by both Moody's and S&P and
(vii) commercial paper rated A1 or P1; provided, that, as to any of the foregoing, Borrower shall take such actions as are deemed necessary by Secured Party to perfect the security interest of Secured Party in such investments; and

            2.34.3 guarantees of Affiliate's obligations made for the benefit of Secured Party; and

            2.34.4 investments in subsidiaries permitted to be formed pursuant to Section 2.23 hereof.

            2.35 Distributions and Redemptions. Borrower shall not, directly or indirectly, declare, or pay or make any distributions on account of any Capital Stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, either (i) following the occurrence of and during the continuation of an Event of Default or an event which with the passage of time or giving of notice or both would be or result in an Event of Default, or (ii) if after giving effect to such distributions Borrower would be in default or with the passage of time or the giving of notice or both an Event of Default would occur.

            2.36 Transactions with Affiliates. Borrower shall not directly or indirectly, (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any Affiliate or any officer, employee, member, manager, director, or agent of any Affiliate or Borrower or (b) make any payments of management, consulting or other fees for management or similar services, or of any indebtedness owing to any Affiliate or any officer, employee, member, manager, director, agent or any Affiliate or Borrower; except in the ordinary course of business and pursuant to agreements in writing on terms no less favorable to Borrower than would be available in agreements with Persons other than those referenced in (a) or (b).

            2.37 Deposit Accounts.

            2.37.1 Schedule 2.37 Banks. The banks set forth on SCHEDULE 2.37 constitute all of the banks with whom Borrower has deposit account arrangements as of the date hereof and identifies each of the deposit accounts at such banks to a Property location of Borrower related to the Closing. The deposit accounts identified therein constitute all deposit accounts of Borrower. The Borrower will give notice to the Secured Party within two business days after any change in or addition to the banks and accounts set forth on SCHEDULE 2.37.

            2.37.2 Deposits. Borrower shall deposit all proceeds from sales of Inventory and other receipts, in every form, including, without limitation, cash, checks, credit card sales drafts, credit card sales or charge slips or receipts and other forms of receipts, from each Property location of Borrower by next business day into the deposit accounts of Borrower used solely for such purpose and identified to each Property location as set forth on SCHEDULE 2.37. Prior to an occurrence of an Event of Default, all such funds deposited into such deposit accounts, excluding such funds which constitute collateral subject to the lien of the permitted floor plan lenders as identified on Schedule 2.32 hereto, shall be remitted by intrabank account debit and credit, wire transfer or otherwise (e.g., by ACH transfer) in immediately available funds to the extent required to make timely payments on the Obligations, including payments of Stated Payment Amount on the Note on each Payment Date. Upon and following the occurrence of an Event of Default, Borrower shall and hereby does irrevocably authorize and direct in writing, in form attached hereto as EXHIBIT C, each of the banks required to be listed on SCHEDULE 2.37 to follow and comply with the instructions of the Secured Party with respect to all matters concerning the accounts including any directions by Secured Party with respect to the disposition of funds in any account without notice to or consent of Borrower, provided, however, that Secured Party hereby acknowledges and agrees that its lien and encumbrance upon such accounts is subject and subordinate to the lien of the permitted floor plan lenders. Upon and following the occurrence of an Event of Default, such authorization and direction shall not be rescinded, revoked or modified during the term hereof.

            2.37.3 Subject to the limitations of Section 2.37 hereof, Borrower and all of its affiliates, subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Secured Party, receive, for the benefit of Secured Party, any monies, checks, notes, drafts or any other payment relating to and/or Proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the accounts in the banks listed on
SCHEDULE 2.37 or remit the same or cause the same to be remitted, in kind, to Secured Party. In no event shall the same be commingled with moneys or property of any other Person.

            2.38 Payments. Borrower shall pay, and hereby authorize Secured Party to cause to be paid, all Obligations as and when due from all amounts in any bank required to be listed on SCHEDULE 2.37. Borrower shall make all payments to Secured Party on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or Proceeds of Collateral applied to the payment of, any of the Obligations, Secured Party is required to surrender or return such payment or Proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or Proceeds shall be reinstated and continue and Borrower shall be and remain liable to Secured Party hereunder and under other Loan Documents and this Agreement and other Loan Documents shall continue in full force and effect as if such payment or Proceeds had not been received by Secured Party. Borrower shall be liable to pay to Secured Party, and does hereby indemnify and hold Secured Party harmless for the amount of any payments or Proceeds surrendered or returned. This Section 2.38 shall remain effective notwithstanding any contrary action which may be taken by Secured Party in reliance upon such payment or Proceeds. This Section 2.38 shall survive the payment of the Obligations and the termination of this Agreement.

            2.39 Costs and Expenses. Borrower shall pay to Secured Party on demand all costs, expenses, filing fees and taxes (other than income and franchise taxes of Secured Party) paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Secured Party's rights in the Collateral, this Agreement, the other Loan Documents and all other documents related hereto or thereto, including any amendments, supplements, restatements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, Business Valuation fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining any account with any bank required to be listed on SCHEDULE 2.37 together with Secured Party's customary charges and fees with respect thereto;
(d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Secured Party, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Loan Documents or defending any claims made or threatened against Secured Party arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); (g) all out-of-pocket third-party expenses and costs heretofore and from time to time hereafter incurred by Secured Party in good faith during the course of periodic field examinations of the Collateral and Borrower's operations; and (h) the actual and reasonable fees and disbursements of counsel (including legal assistants) to Secured Party in connection with any of the foregoing (excluding any counsel fees relating to the Securitization of the Loan).

            2.40 Brokers and Financial Advisors. Except as set forth on SCHEDULE 2.40, Borrower represents and warrants to Secured Party that no brokers or finders were used in connection with the financing contemplated hereby and Borrower hereby agrees to indemnify and hold Secured Party harmless from and against any and all liabilities, costs and expenses (including attorneys's fees and court costs) suffered or incurred by Secured Party as a result of or arising out of any of the transactions contemplated hereby The provisions of this Section shall survive the expiration and termination of this Security Agreement and the repayment of the related Indebtedness.

            2.41 Chevrolet Lease. Borrower shall either (a) exercise or cause to be exercised, the options to extend the lease on the Chevrolet facilities which currently expire on February 1, 2004 for three (3) additional five (5) year terms, or (b) acquire control of a suitable alternative location, satisfactory to Secured Party in its reasonable discretion taking into account Secured Party's then current underwriting criteria, prior to the expiration of the lease term.

            3. SPECIAL PROVISIONS ON REAL PROPERTY, ACCOUNTS, INVENTORY AND EQUIPMENT.

            3.1 New Locations. Borrower may open an automobile dealership location not then existing, provided that Borrower (i) gives Secured Party thirty (30) days' prior written notice of the intended opening of any such new location, (ii) Borrower's Borrower FCCR is not less than 115% of the Minimum Borrower FCCR, and (iii) in the case of an automobile dealership within the same Franchise System and engaged in the business of selling the same brand of automobiles as the Borrower, such new location shall not be within five (5) miles of any existing location which serves as Collateral for the Loan. The foregoing shall not apply to Borrower's acquisition of an existing dealership.

            3.2 Accounts.

            3.2.1 With respect to each Account: there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Secured Party in accordance with the terms of this Agreement, all documentation will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable to Borrower's knowledge in accordance with its terms which in the aggregate would have a Material Adverse Effect on the Borrower.

            3.2.2 Secured Party may, at any time or times that an Event of Default exists or has occurred and is continuing, and subject to the terms of any Permitted Encumbrances (i) notify any or all account debtors that the Accounts have been assigned to Secured Party and that Secured Party has a security interest therein and Secured Party may direct any or all account debtors to make payments of Accounts directly to Secured Party, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Secured Party shall not be liable for its failure to collect or enforce the payment thereof or for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Secured Party may reasonably deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Secured Party's request, all invoices and statements sent to any account debtor shall state that the Accounts due from such account debtor and such other obligations have been assigned to Secured Party and are payable directly and only to Secured Party and Borrower shall deliver to Secured Party such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Secured Party may require, provided, however, that the Secured Party hereby acknowledges and agrees that its lien and encumbrance upon such Accounts is subject and subordinate to the lien of the permitted floor plan lender, as identified on SCHEDULE 2.32 hereto.

            3.2.3 Secured Party shall have the right at any time or times, in the name of a nominee of Secured Party and after occurrence and during the continuance of an Event of Default, in Secured Party's name, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

            3.2.4 To the extent that Borrower, now or hereafter, holds chattel paper or instruments which alone or in the aggregate exceed $150,000, Borrower shall deliver or cause to be delivered to Secured Party, with appropriate endorsement and assignment, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time acquire immediately upon Borrower's receipt thereof, except (x) for instruments in transit which are sold or pledged to lenders (including, without limitation Floorplan Lenders) in the ordinary course of business and which have been held by Borrower for less than three (3) weeks and (y) as Secured Party may otherwise agree upon written request of the Borrower. Secured Party shall release and reassign aforesaid chattel paper or instruments to the Borrower upon any one of the following events: (1) payment in full by the obligor; (2) at any time the Borrower certifies to the Secured Party that it is holding alone or in the aggregate less than $150,000 of chattel paper or instruments; and (3) payment in full of the Loan.

            3.3 Inventory Covenants. With respect to the Inventory:

            3.3.1 Borrower shall at all times maintain inventory records reasonably satisfactory to Secured Party, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory thereto, Borrower's cost therefor and daily withdrawals therefrom and additions thereto;

            3.3.2 Borrower shall conduct, from time to time, a physical count of the Inventory in accordance with Franchisor requirements and otherwise prudent business practice, and at any time or times as Secured Party may request on or after an Event of Default. Promptly following request of Secured Party from time to time, Borrower shall supply Secured Party with a report in the form and with such specificity as may be reasonably satisfactory to Secured Party concerning any such physical count;

            3.3.3 Borrower shall not remove any Inventory from the locations set forth or permitted herein (or other offsite premises owned or leased by the Borrower), except for sales of Inventory in the ordinary course of Borrower's business and permitted under Section 2.31 hereof.

            3.3.4 Borrower shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of Franchisor and any insurance and in conformity with Requirements of Law (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto);

            3.3.5 Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory except if such liability results solely from Secured Party's gross negligence or willful misconduct; and

            3.3.6 Borrower shall keep the Inventory in good and marketable condition.

            3.4 Equipment Covenants. With respect to the Equipment, subject to
Section 2.31.2(ii):

            3.4.1 On or after an Event of Default, Borrower shall, at its expense, at any time or times as Secured Party may request on or after an Event of Default, deliver or cause to be delivered to Secured Party written reports or Business Valuations as to the Equipment in form, scope and methodology acceptable to Secured Party in good faith and by an appraiser reasonably acceptable to Secured Party;

            3.4.2 Borrower shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted);

            3.4.3 Borrower shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of Franchisor and any insurance and in conformity with all applicable laws;

            3.4.4 The Equipment is and shall be used in Borrower's business and not for personal, family, household or farming use;

            3.4.5 Borrower shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Borrower; and

            3.4.6 Borrower assumes all responsibility and liability arising from the use of the Equipment, except if such liability results solely from Secured Party's gross negligence or willful misconduct.

            3.5 Power of Attorney. Borrower hereby irrevocably designates and appoints Secured Party (and all persons designated by Secured Party) as Borrower's true and lawful attorney-in-fact, and authorizes Secured Party, in Borrower's or Secured Party's name, at any time an Event of Default has occurred and is continuing to (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of Borrower's rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Secured Party deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account, (vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Secured Party, and open and dispose of all mail addressed to Borrower, and do all acts and things which are necessary, in Secured Party's determination, to fulfill Borrower's obligations under this Agreement and the other Loan Documents, (viii) take control in any manner of any item of payment or proceeds thereof, (ix) have access to any lockbox or postal box into which Borrower's mail is deposited, (x) endorse Borrower's name upon any items of payment or proceeds thereof and deposit the same in the accounts at banks listed on SCHEDULE 2.37, (xi) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (xii) sign Borrower's name on any verification of Accounts and notices thereof to account debtors and (xiii) execute in Borrower's name and file any UCC financing statements or amendments thereto. Borrower hereby releases Secured Party and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Secured Party's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

            3.6 Right to Cure. Secured Party may, at its option but without any obligation,

            3.6.1 after an Event of Default that is continuing, cure any default by Borrower under any agreement with a third party including the Principal Agreements and Leases or pay or bond on appeal any judgment entered against Borrower;

            3.6.2 after an Event of Default has occurred and is continuing, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral; and

            3.6.3 after an Event of Default has occurred and is continuing, pay any amount, incur any expense or perform any act which, in Secured Party's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Secured Party with respect thereto. Secured Party may add any amounts so expended to the Obligations, such amounts to be repayable by Borrower on demand. Secured Party shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower. Any payment made or other action taken by Secured Party under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

            3.7 Access to Premises. From time to time as reasonably requested by Secured Party, at the cost and expense of Borrower,

            3.7.1 Secured Party or its designee shall have complete access to all of Borrower's premises during normal business hours and after reasonable notice to Borrower, or at any time and without notice to Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's books and records, including, without limitation, the Records,

            3.7.2 Borrower shall promptly furnish to Secured Party such copies of such books and records or extracts ther efrom as Secured Party may request in good faith, and

            3.7.3 Secured Party or its designee shall have use during normal business hours of such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing, provided that such use does not materially interfere with Borrower's ordinary business operations, and, if an Event of Default exists or has occurred and is continuing, for the collection of Accounts and realization of other Collateral.

            3.7.4 Secured Party shall endeavor to conduct any visits to Borrower's premises during the first three weeks of each calendar month; provided that Secured Party shall retain all rights of access provided by this
Section 3.7.

            4. SPECIAL PROVISIONS CONCERNING COLLATERAL REVENUES: Subject to the terms of any Permitted Encumbrances and after an Event of Default has occurred and is continuing, Borrower hereby directs any and all transferors, distributors or payors (including insurance companies with whom Borrower maintains insurance), upon receipt of notice from Secured Party, to make payment of all Collateral Revenues directly to Secured Party and authorizes Secured Party, in its sole discretion, to hold the same in its possession as Collateral, to apply the same to repayment of the Obligations, to deposit the same into any of the accounts with the banks listed on SCHEDULE 2.37, or, to apply the same, or, toward replacement of the Collateral. All Collateral Revenues and proceeds whether received by Secured Party or by Borrower, or by any other Person will be included in the Collateral subject to the security interest granted to Secured Party hereunder. Borrower shall (i) identify, earmark, segregate and keep separate all Collateral Revenues and proceeds received by it, (ii) upon Secured Party's request, promptly account to Secured Party for all Collateral Revenues and proceeds, and (iii) hold all Collateral Revenues and proceeds received by Borrower in trust for the benefit of Secured Party and shall promptly (and in any event not later than the fifth day after receipt) deliver (or cause to be delivered) the same to Secured Party and into its possession in the form received by Borrower and at a time and in a manner satisfactory to Secured Party.

            5. SPECIAL PROVISIONS CONCERNING RIGHTS AND DUTIES WHILE IN POSSESSION OF COLLATERAL.

            5.1 Borrower's Possession. Upon and during the continuation of an Event of Default, to the extent the same shall, from time to time, be in Borrower's possession, Borrower will hold all securities, investment property, instruments, chattel paper, documents, certificates and money and other writings evidencing or relating to the Collateral in trust for Secured Party and, upon request or as otherwise provided herein, promptly deliver the same to Secured Party in the form received and at a time and in a manner satisfactory to Secured Party. With respect to the Collateral in Borrower's possession Borrower shall at Secured Party's request take such action as Secured Party in its discretion deems necessary or desirable to create, perfect and protect Secured Party's security interest in any of the Collateral and to preserve or enhance the value thereof.

            5.2 Secured Party's Possession. With respect to all of the Collateral delivered or transferred to, or otherwise in the custody or control of (including any items in transit to or set apart for) Secured Party or any of its agents, associates or correspondents in accordance with this Security Agreement, Borrower agrees that (i) such Collateral will be and be deemed to be in the sole possession of Secured Party; (ii) Borrower has no right to withdraw or substitute any such Collateral; (iii) Borrower shall not take or permit any action, or exercise any voting and other rights, powers and privileges in respect of the Collateral inconsistent with Secured Party's interest therein and sole possession thereof and (iv) Secured Party may in it its sole discretion and without notice, without obligation or liability except to account for property actually received by it, and without affecting or discharging the Obligations,
(x) further transfer and segregate the Collateral in its possession; (y) receive Collateral Revenues or Proceeds and hold the same as a part of the Collateral and/or apply the same as hereinafter provided; and (z) exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment. Following the occurrence of an Event of Default, Secured Party is authorized (i) to exercise or cause its nominee to exercise all or any rights, powers and privileges (including to vote) on or with respect to the Collateral with the same force and effect as an absolute owner thereof; (ii) whether any of the Obligations be due, in its name or in Borrower's name or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement Secured Party deems desirable with respect to, any of the Collateral; and (iii) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral. Notwithstanding the rights accorded Secured Party with respect to the Collateral and except to the extent provided below or required by the UCC or other applicable law (which requirement cannot be modified, waived or excused), Secured Party's sole duty with respect to the Collateral in its possession (with respect to custody, preservation, safekeeping or otherwise and whether under Section 9-207 of the UCC or otherwise) will be to deal with it in the same manner that Secured Party deals with similar property owned and possessed by it. Without limiting the foregoing, Secured Party, and any of its officers, directors, members, partners, trustees, owners, employees, representatives and agents, to the extent permitted by law (i) members will have no duty with respect to the Collateral or the rights granted hereunder; (ii) will not be required to sell, invest, substitute, replace or otherwise dispose of the Collateral; (iii) will not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral; (iv) will not be liable for (or deemed to have made an election of or exercised any right or remedy on account of) any delay or failure to demand, collect or realize upon any of the Collateral; and (v) will have no obligation or liability in connection with the Collateral or arising under this Security Agreement. Borrower agrees that such standard of care is reasonable and appropriate under the circumstances.

            6. EVENTS OF DEFAULT: The happening of any one or more of the following events shall constitute an "Event of Default" hereunder:

            6.1 Nonpayment, default, breach, etc.

            6.1.1 Borrower default: (i) Borrower's failure to make any payment when due under this Security Agreement, the Note, any Loan Document or any Obligations or Borrower's disclaimer of liability under or enforceability of any Loan Document within one Business Day; (ii) the nonrenewal or termination of the Principal Agreements unless permitted hereunder; (iii) Guarantor's failure to pay on the Guaranty when due and owing; or (iv) Borrower's default under, failure to perform or observe any covenant or condition of or agreement in, or breach of, or making of a material inaccuracy in or omission from, any representation or warranty under or in, this Security Agreement, the Note, any other Loan Document, the Principal Agreements or the License, any financial or other statement delivered to Secured Party or any agreement, instrument or obligation in connection with any Permitted Encumbrance, and (in the case of (iv) only) such default, failure, breach, inaccuracy or omission shall continue unremedied for the earliest of (a) five days following the date that notice of such default, failure, breach, inaccuracy or omission is given to Borrower by Secured Party, (b) five days following the date ("Discovery Date") that Borrower first obtains knowledge of such default, failure, breach, inaccuracy or omission, or (c) in the case of any Permitted Encumbrance or Permitted Indebtedness or lease for the Property, the occurrence of such event (or, if there exists an applicable cure period, the expiration of such cure period); provided, that: (i) no grace period on payment of one Business Day may occur more than three times annually and (ii) no such five (5) day period (or cure period) shall apply in the case of: (x) any failure to observe any such term, covenant, condition or provision which is not capable of being cured at all or within such five (5) day period or which has been the subject of a prior failure within a six (6) month period or (y) an intentional breach by Borrower of any such term, covenant, condition or provision, or (z) the failure to observe or perform any of the covenants or provisions contained in Sections 2.8, 2.9, 2.10, 2.11, 2.12, 2.13, 2.17, 2.18, 2.21, 2.32 and 2.37 of this Agreement; provided, that in this Section 6.1.1(i), when a five (5) day cure period is permitted, if, within such five (5) day period, (i) Borrower has commenced action to cure such default, which action, in the reasonable judgment of Secured Party, will result in such cure and (ii) Borrower has demonstrated to the satisfaction of Secured Party that such default is not capable of being cured in such five (5) day period, Secured Party in its reasonable discretion may extend the cure period; or

            6.2 Other defaults of Borrower and other liable parties: If Borrower shall dissolve, merge or consolidate, suspend the transaction of business, attempt to terminate, revoke or disclaim any obligation to Secured Party (except strictly in accordance with its terms), or incur any material adverse change in its financial condition or prospects; or any proceeding, procedure or remedy supplementary to or in enforcement of judgment (involving an amount in excess of $150,000 in the aggregate) shall be resorted to or commenced against, or with respect to any property of, Borrower or any other liable party; or if Borrower or any other liable party shall make an assignment for the benefit of, or composition with, creditors, or shall be or become insolvent or unable, or generally fail, to pay its debts when due, or shall be or become a party or subject to any bankruptcy, reorganization, insolvency or other similar proceeding, or a receiver or liquidator, custodian or trustee shall be appointed for Borrower or any other liable party, or a substantial portion of any of Borrower's or their respective assets and, if any of the foregoing shall occur involuntarily as to Borrower and any other liable party, it shall not be dismissed with prejudice, stayed or discharged within 30 days; or if Borrower or any other liable party shall take any action to effect, or which indicates its acquiescence in, any of the foregoing; or if a default occurs under the Escrow Agreement-Major Chevrolet Guaranty dated as of the date hereof between Borrower, Secured Party and Lawyers Title Insurance Company.

            7. REMEDIES.

            7.1 Cumulative Rights and Remedies. Upon the occurrence of an Event of Default, Secured Party shall have the rights, powers and remedies (i) granted to secured parties under the UCC or other applicable Uniform Commercial Code; granted to Secured Party under any other applicable statute, law, rule or regulation; and (ii) granted to Secured Party under this Security Agreement, the Note or any other Loan Document or any other agreement between Borrower and Secured Party. In addition, all such rights, powers and remedies shall be cumulative and not alternative and enforceable, in Secured Party's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Security Agreement or any of the other Loan Documents. Any single or partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be, nor shall any such single or partial exercise of, or forbearance, failure or delay be deemed to be a limitation, modification or waiver of any right, power or remedy and shall not preclude the further exercise thereof; and every right, power and remedy of Secured Party shall continue in full force and effect until such right, power and remedy is specifically waived by an instrument in writing executed and delivered with respect to each such waiver by Secured Party.

            7.2 Acceleration of Obligations. Upon the occurrence of an Event of Default, and at any time thereafter if any Event of Default shall then be continuing, Secured Party may, from time to time in its discretion, by written notice to Borrower declare the Note (including an amount equal to that required to be paid if the Loan were prepaid as described in paragraphs 4. "Prepayments" and 5. "Acceleration; Expenses" of the Note) and any other Obligations to be immediately due and payable whereupon (and, ipso facto, automatically without any notice, demand or other action by any Person, upon the occurrence of any Event of Default of the type referred to in Section 6.2 hereof) such principal, interest and other Obligations shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower to the maximum extent permitted by law and such amounts, to the extent not paid on the date of acceleration, shall thereafter bear interest until paid at the Default Rate.

            7.3 Additional Rights of Secured Party. Upon the occurrence of an Event of Default, Secured Party may, from time to time, in its discretion, and without Borrower's assent, without advertisements or notices of any kind (except for the notice specified in Section 7.5 below regarding notice required in connection with a public or private sale), or demand of performance or other demand, or obligation or liability (except to account for amounts actually received) to or upon Borrower or any other person (all such advertisements, notices and demands, obligation and liabilities, if any, hereby being expressly waived and discharged to the extent permitted by law), forthwith, directly or through its agents or representatives, (i) disclose such default and other matters (including the name of Borrower) in connection therewith to any Person in Secured Party's reasonable discretion to any other Person (including other creditors and the Franchisor); (ii) to the extent permitted by applicable law enter any premises, with or without the assistance of other persons or legal process; (iii) require Borrower to account for (including accounting for any products and proceeds of any Collateral), segregate, assemble, make available and deliver to Secured Party, its agents or representatives, the Collateral, at any place and time designated by Secured Party; (iv) take possession of, operate, render unusable, remove from any location, collect, transfer and receive, recover, appropriate, foreclose, extend payment of, adjust, compromise, settle, release any claims included in, and do all other acts or things necessary or, in Secured Party's sole discretion appropriate, to protect, maintain, preserve and realize upon, the Collateral and any products and proceeds thereof, in whole or in part; and (v) exercise all rights, powers and interests with respect to any and all Collateral, and sell, assign, lease, license, pledge, transfer, negotiate (including endorse checks, drafts, orders, or instruments), deliver or otherwise dispose (by contract, option(s) or otherwise) of the Collateral or any part thereof. Any such disposition may be in one or more public or private sales, at or upon an exchange, board or system or in the County, in the State or elsewhere, at such price, for cash or credit (or for future delivery without credit risk) and upon such other terms and conditions as it deems appropriate, with the right of Secured Party to the extent permitted by law upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral, free of any right, claim or equity of redemption of or in Borrower (such rights, claims and equity of redemption, if any, hereby being expressly waived). If any of the Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefore is finally collected by Secured Party. In the event Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required. Notwithstanding that Secured Party, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, or any delay or failure to dispose thereof, unless and then only to the extent that Secured Party proposes to retain the Collateral in satisfaction of the Obligations by written notice in accordance with the UCC, Borrower shall be and remain liable for the payment in full of any balance of the Obligations and expenses at any time unpaid. Without limiting the foregoing, upon Borrower's failure to abide by and comply with its obligations under any of Sections 2.10, 2.12, 2.13, 2.21, 2.22 and 2.30 hereof, in addition to its other rights and remedies, Secured Party may (but is not required to), in its sole discretion and to the extent it deems necessary, advisable or appropriate, take or cause to be taken such actions or things to be done (including the payment or advancement of funds, or requiring advancement of funds to be held by Secured Party to fund such obligations, including taxes or insurance) as may be required hereby (or necessary or desirable in connection herewith) to correct such failure (including causing the Collateral to be maintained or insurance protection required hereby to be procured and maintained) and any and all costs and expenses incurred (including reasonable attorneys fees and disbursements) in connection therewith shall be included in Borrower's Obligations and shall be immediately due and payable and bear interest at the Default Rate.

            7.4 Application of Proceeds; Deficiency. Secured Party may apply the net proceeds, if any, of any collection, receipt, recovery, appropriation, foreclosure or realization, or from any use, operation, sale, assignment, lease, pledge, transfer, delivery or disposition of all or any of the Collateral, after deducting all reasonable costs and expenses (including attorneys fees, court costs and legal expenses) incurred in connection therewith or with respect to the care, safekeeping, custody, maintenance, protection, administration or otherwise of any and all of said Collateral or in any way relating to the rights of Secured Party under this Security Agreement, (i) first, to the satisfaction of the Obligations, in whole or in part (whether or not due) in such order as Secured Party may, in its discretion, elect; (ii) second, to the payment, satisfaction or discharge of any other Indebtedness or obligation (including any reimbursement, subrogation, contribution or other obligation to any Person), or otherwise as may be permitted or as required by any law, rule or regulation (including Section 9-504(1)(c) of the UCC); and (iii) lastly, the surplus, if any, to Borrower. In connection with any disposition of the Collateral, Borrower shall remain liable to Secured Party for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

            7.5 Required Notice of Sale. In exercising its rights, powers and remedies as secured party, Secured Party agrees to give Borrower ten days' notice of the time and place of any public sale of Collateral or of the time after which any private sale of Collateral may take place, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Borrower agrees that such period and notice is commercially reasonable under the circumstances.

            8. POST-DEFAULT POWER OF ATTORNEY: Borrower hereby irrevocably constitutes and appoints, effective on and after the occurrence of an Event of Default, Secured Party acting through any officer or agent thereof, with full power of substitution, as Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in Borrower's place and stead and in Borrower's name or in its own name, from time to time in Secured Party's discretion, to receive, open and dispose of mail addressed to Borrower, to take any and all action, to do all things, to execute, endorse, deliver and file any and all writings, documents, instruments, notices, statements (including financing statements, and writings to correct any error or ambiguity in any Loan Document), applications and registrations (including registrations and licenses for securities, Copyrights, Patents, and Trademarks), checks, drafts, acceptances, money orders, or other evidence of payment or proceeds, which may be or become necessary or desirable in the sole discretion of Secured Party to accomplish the terms, purposes and intent of this Security Agreement and the other Loan Documents, including the right to appear in and defend any action or proceeding brought with respect to the Collateral or Property, and to bring any action or proceeding, in the name and on behalf of Borrower, which Secured Party, in its discretion, deems necessary or desirable to protect its interest in the Collateral or Property. Said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, unless and then only to the extent that the same constitutes its gross negligence or willful misconduct. This power is coupled with an interest and is irrevocable. THIS POWER DOES NOT AND SHALL NOT BE CONSTRUED TO AUTHORIZE ANY CONFESSION OF JUDGMENT.

            9. DISCLOSURE: Borrower hereby authorizes Secured Party and its agents and representatives at any time and from time to time to obtain from, disclose to and discuss with any Franchisor, creditor of Borrower or any other Person information concerning or relating to the financial condition, operations and other matters relating to the Borrower, its Business and Property and hereby consents to the release to Secured Party by any such Person, at any time and from time to time, of information relating to the Borrower, its Business and Property upon request of Secured Party and without notice to or consent from Borrower. Borrower hereby consents to the disclosure by the Secured Party of any and all information (financial or otherwise) concerning Borrower to any Person in connection with the sale or other disposition of Borrower's Loan (including any securitization thereof). Borrower consents to the disclosure of the transaction contemplated by this Agreement in any advertising or other public announcements relating to the Secured Party's business. Secured Party agrees not to knowingly disclose any non-public information to any direct competitor of the Borrower.

            10. INDEMNIFICATION: (i) Borrower hereby saves, indemnifies and holds Secured Party harmless from and against all expenses, actions, judgments, suits, costs, liabilities, obligations, losses, penalties or damages of any kind or nature, including reasonable attorney's fees and expenses, imposed on, asserted against, suffered or incurred by Secured Party in any way relating to, or arising out of or in connection with this Security Agreement, the Loan Documents or the transactions contemplated hereby or thereby. Without limiting the foregoing, Borrower will pay to Secured Party all expenses (including reasonable expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of any of the Obligations, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and receipt of the Proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of Secured Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be Borrower's Obligations. Borrower shall indemnify and hold Secured Party, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Security Agreement, any other Loan Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel, but excluding any such losses, claims, damages, liabilities, costs and expenses directly caused to be incurred by reason of the gross negligence or willful misconduct of the person otherwise to be indemnified and held harmless under this Section, as determined by a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion which it is permitted to pay under applicable law to Secured Party in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

                  (ii) In case any claims shall be made or action brought against the Secured Party, in respect of which indemnity may be sought against the Borrower, the Secured Party shall promptly notify the Borrower, in writing, setting forth the particulars of such claim or action, and the Borrower shall assume the defense thereof including the employment of counsel. However, if the Secured Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Borrower (in which case the Borrower shall not have the right to direct the defense of such action on behalf of the Secured Party) legal and other expenses including the reasonable expenses of separate counsel, incurred by the Secured Party shall be borne by the Borrower. The Secured Party shall have the right to employ separate counsel in any action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Secured Party unless the employment and payment of such counsel has been specifically authorized by the Borrower. The Secured Party, if it retains separate counsel, shall instruct such counsel to cooperate to the fullest extent possible with counsel retained by the Borrower.

            11. OBLIGATIONS AND SECURITY INTEREST ABSOLUTE: Borrower's Obligations will be absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including, without limitation: (i) the invalidity or unenforceability of all or any of, or any part of, this Security Agreement, the Note or any other Loan Document, or any consent, waiver, amendment or modification thereof; (ii) the existence of any claim, setoff, defense or other right which Borrower may have at any time against Secured Party, or any other Person, whether in connection with this Security Agreement, any other Loan Documents, the transactions contemplated hereby, thereby or otherwise all of which Borrower hereby waives to the maximum extent permitted by law; or (iii) the loss, theft, damage, destruction or unavailability of the Collateral to Borrower for any reason whatsoever, it being understood and agreed that Borrower retains all liability and responsibility with respect to the Collateral. All rights of the Secured Party and the security interests hereunder shall be absolute and unconditional irrespective of: (a) any change in the time, manner, amount or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other Loan Document; (b) any exchange, release or nonperfection of all or any part of the Collateral or any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Obligations; or (c) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third party pledgor.

            12. ASSIGNMENT: This Security Agreement (and each other Loan Document) is freely assignable, in whole or in part, by Secured Party and, to the extent of any such assignment, Secured Party shall be fully discharged from all responsibility. Secured Party's assignee shall, to the extent of the assignment, be vested with all the powers and rights of Secured Party hereunder (including those granted under Sections 7 and 8 hereof or otherwise with respect to the Collateral), and to the extent of such assignment the assignee may fully enforce such rights and powers as secured party and all references to Secured Party shall mean and refer to such assignee. Secured Party shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Without limiting the foregoing, Borrower understands and agrees that Secured Party may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Note, this Security Agreement and the other Loan Documents and its rights and powers hereunder and thereunder, in whole or in part, in connection with the Securitization or any other assignment or other disposition of the Note. Borrower may not, in whole or in part, directly or indirectly, assign this Security Agreement or any Loan Document or its rights hereunder or thereunder or delegate its duties hereunder or thereunder without, in each instance, the specific prior written consent of Secured Party, which consent may be withheld or delayed in Secured Party's reasonable discretion, and payment upon submission to the Secured Party of an amount equal to (i) one percent (1%) of the outstanding principal amount of the Loan and (ii) all reasonable costs and expenses incurred by Secured Party in connection with such assignment (including, without limitation, reasonable and actual attorneys' fees and disbursements). Secured Party will respond to a request for assignment within forty-five (45) days of its receipt of all information it deems necessary to make an informed decision on Borrower's request. Notwithstanding the foregoing, the one percent (1%) fee will not be due and payable in connection with the merger of Borrower and Major Automotive Group, Inc. For purposes of this Security Agreement, a Change in Control (whether by equity sale, issuance or otherwise) shall constitute an assignment hereof except in the case of a public sale of stock.

            13. FURTHER ASSURANCES: Borrower agrees at any time and from time to time, at Borrower's sole cost and expense, to obtain, procure, execute and deliver, file and affix or cause to be obtained, procured, executed, delivered, filed and affixed such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings (including financing statements, and writings to correct any error or ambiguity in any Loan Document), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements, payment of filing fees and transfer, gains and recording taxes) and do and cause to be done all such other acts as Secured Party may reasonably request, from time to time, in its discretion. Without limiting the foregoing, Borrower authorizes Secured Party to the extent permitted under the UCC to file this Security Agreement or a copy hereof, and the same shall be sufficient as a financing statement, and to execute and file, or file without Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as Secured Party deems necessary or appropriate and Borrower shall pay and indemnify Secured Party for and hold Secured Party harmless from any and all costs and expenses in connection therewith. Borrower further agrees that it will promptly notify Secured Party of and, subject to Section 15.1 hereof, agree to correct any defect, error or omission in the contents of any of the Loan Documents or in the execution, delivery or acknowledgment thereof. The Borrower further agrees to execute, from time to time, prior to or within three months of the date hereof, and otherwise promptly following Secured Party's request, a Form 4506 Request for Copy of Transcript of Tax Form or its successor form.

            14. TERM:

            This Security Agreement shall be immediately in full force and effect as a security agreement under the UCC upon Borrower's execution below, whether or not it is signed by Secured Party. Upon indefeasible payment in full of the Obligations in accordance with the terms thereof, this Agreement and the security interested granted hereunder shall terminate and Secured Party, at Borrower's expense, will within a reasonable time following Borrower's request execute and deliver to Borrower the proper instruments (including UCC termination statements) acknowledging the termination of the security interest, and will transfer (without recourse, representation or warranty except that Secured Party shall represent and warrant to Borrower that it has not encumbered the Collateral in any fashion during the period in which the Secured Party had a security interest in such Collateral) such Collateral as may be in Secured Party's possession, and not to be retained, sold, or otherwise applied or released pursuant to this Security Agreement, to Borrower, except that the provisions of Sections 10, 11, 13 and 15 shall survive indefinitely. No termination of this Security Agreement or the other Loan Documents shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Security Agreement or the other Loan Documents until all Obligations have been fully and finally discharged and paid, and Secured Party's continuing security interest in the Collateral and the rights and remedies of Secured Party hereunder, under the other Loan Documents and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

            15. MISCELLANEOUS.

            15.1 FINAL AGREEMENT; AMENDMENTS, CONSENTS, AUTHORIZATIONS. THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND SECURED PARTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BORROWER AND SECURED PARTY. BORROWER UNDERSTANDS AND AGREES THAT ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE. BORROWER ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND SECURED PARTY. This Security Agreement and the Loan Documents represent the entire understanding of Secured Party and Borrower with respect to the transactions contemplated hereby and thereby. None of the terms or provisions of this Security Agreement or any other Loan Document may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of Secured Party, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by Secured Party. The inclusion of Collateral Revenues and Proceeds in the Collateral does not and shall not be deemed to authorize Borrower to sell, exchange of dispose the Collateral or the Principal Agreements or otherwise use the Collateral in any manner not otherwise specifically authorized herein.

            15.2 Notices. All notices and other communications given pursuant to or in connection with this Security Agreement shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other):

            If to Secured Party:

                 FALCON FINANCIAL, LLC
                 2015 West Main Street
                 Stamford, CT 06902
                 Attention: Loan Administration Department

            with a copy to:

                 BATTLE FOWLER LLP
                 75 East 55th Street
                 New York, New York 10022
                 Attn: Structured Finance Group

            If to Borrower, to Borrower's chief executive office, as represented to by Borrower herein.

                 Major Acquisition Corp.
                 43-40 Northern Boulevard
                 Long Island City, NY 11101
                 Attn: Bruce Bendell

            with a copy to:

                 Newman Tannenbaum Helpern Syracuse &
                 Hirschtritt LLP
                 900 Third Avenue
                 New York, New York 10022
                 Attn: Stuart B. Newman, Esq.

Notice delivered in accordance with the foregoing shall be effective (i) when delivered, if delivered personally or by receipted-for telex, telecopier, or facsimile transmission, (ii) two days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.

            15.3 Reasonableness. If at any time Borrower believes that Secured Party has not acted reasonably in granting or withholding any approval or consent under the Note, this Security Agreement, or any other Loan Document or otherwise with respect to the Obligations, as to which approval or consent either Secured Party has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Secured Party to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Secured Party. Secured Party shall not have any liability to Borrower (whether in tort, contract, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Security Agreement, or any act, omission or event occurring in connection herewith, unless and only to the extent that it is determined by a final and non-appealable judgment or court order binding on Secured Party, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Secured Party shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Security Agreement.

            15.4 Recovery of Sums Required To Be Paid. Secured Party shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Secured Party thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

            15.5 WAIVERS. BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS SECURITY AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO SECURED PARTY TO MAKE THE LOAN TO BORROWER AND THAT SECURED PARTY WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH WAIVERS; AND BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER LOAN DOCUMENT.

            15.6 WAIVER OF TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND SECURED PARTY BY ITS ACCEPTANCE OF THE NOTE AND THIS SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTE, THIS SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE OBLIGATIONS.

            15.7 Waiver of Notices. Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Security Agreement and any Loan Documents, except such as are expressly provided for herein. No notice to or demand on Borrower which Secured Party may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances. Without limiting the generality of the foregoing, Borrower waives notice prior to Secured Party's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Secured Party to exercise any of Secured Party's remedies, including the issuance of an immediate writ of possession and the benefit of all valuation, appraisement and exemption laws.

            15.8 Relationship. The relationship of Secured Party to Borrower hereunder is strictly and solely that of secured commercial lender on the one hand and commercial borrower on the other in a commercial transaction and nothing contained in the Note, this Security Agreement or any other Loan Document or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Secured Party and Borrower other than as secured commercial lender on the one hand and commercial borrower and guarantor on the other in a commercial transaction.

            15.9 Waiver of Counterclaims. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding brought by Secured Party with respect to this Security Agreement, any Loan Documents, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

            15.10 No Conflict with Principal Agreements. This Agreement and the rights (including the remedies) granted and the duties imposed hereunder are not intended to conflict with or contravene the Principal Agreements or the Licenses.

            15.11 LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THE NOTE OR ANY OTHER LOAN DOCUMENT, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW ("MAXIMUM INTEREST RATE"). In the event any interest is charged or received in excess of the Maximum Interest Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and that any Excess received by Secured Party shall be applied, first, to the payment of the then outstanding and unpaid principal hereunder; second to the payment of the other Obligations then outstanding and unpaid; and third, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. Borrower recognizes that such an unintentional result could inadvertently occur. All monies paid to Secured Party hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by applicable law.

            15.11.1 By the execution of this Security Agreement, Borrower agrees that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Secured Party, based in whole or in part upon contracting for, charging or receiving any interest or such amounts which are deemed to constitute interest in excess of the Maximum Interest Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Secured Party, all interest at any time contracted for, charged or received from Borrower in connection with this Security Agreement or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread during the entire term of this Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Interest Rate from time to time in effect in order to lawfully charge the maximum amount of interest permitted under applicable laws.

            15.11.2 The provisions of this Section 15.11 shall be deemed to be incorporated into each of the other Loan Documents (whether or not any provision of this Section is referred to therein). Each of the Loan Documents and communications relating to any interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of the Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

            15.12 Governing Law; Binding Effect. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided, however, the parties agree that the states listed on SCHEDULE
2.14 are the proper places to file financing statements with respect to the Collateral and the laws of such states governing perfection and effect of perfection or non-perfection of security interests in all collateral in which a security interest is perfected by filing a financial statement under the Uniform Commercial Code. This Security Agreement shall be binding upon Borrower, and the heirs, devisees, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting Section 12 hereof) assigns, including all successors in interest of Borrower in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party, and the successors and assigns of Secured Party. Borrower and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court for New York County, New York and the United States District Court for the Southern District of New York and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Security Agreement or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Security Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or its property). Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U.S. mails, properly addressed and postage prepaid, or, at Secured Party's option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Secured Party against Borrower for the amount of the claim and other relief requested.

            15.13 Severability. Whenever possible this Security Agreement, the Note and each Loan Document and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

            15.14 Counterparts; Captions; Construction. This Security Agreement and each other Loan Document may be executed in counterpart, each of which shall be an original and all of which taken together shall be and be deemed to be one and the same instrument. The headings, titles and captions used herein are for convenience only and shall not affect the construction of this Security Agreement or any term or provision hereof. The inclusion of an example by way of illustration such as a parenthetical ("including . . .") shall not be construed as or deemed a limitation on the generality of the general text to which it refers. The terms Borrower and Secured Party shall include heirs, devisees, executors, administrators, personal representatives, successors, receivers, trustees and assigns. The liability of all Persons comprising or constituting Borrower under this Security Agreement and each other Loan document shall be joint and several.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, Secured Party and Borrower have caused these presents to be duly executed as of the day and year first above written.

SECURED PARTY                              BORROWER

FALCON FINANCIAL, LLC                      MAJOR ACQUISITION CORP.


By:                                        By:
   --------------------------------           --------------------------------
   Name:                                      Name:
   Title:                                     Title:

Address:                                   Address: Borrower's chief executive
2015 West Main Street                      office as set forth on Borrower's
Stamford, CT  06902                        INFORMATION CERTIFICATE


BORROWER                                   BORROWER

MAJOR CHRYSLER PLYMOUTH JEEP EAGLE, INC.   MAJOR CHEVROLET, INC.


By:                                        By:
   --------------------------------           --------------------------------
   Name:                                      Name:
   Title:                                     Title:

Address: Borrower's chief executive        Address: Borrower's chief executive
office as set forth on Borrower's          office as set forth on Borrower's
INFORMATION CERTIFICATE                    INFORMATION CERTIFICATE

BORROWER                                   BORROWER

MAJOR DODGE, INC.                          MAJOR SUBARU, INC.


By:                                        By:
   --------------------------------           --------------------------------
   Name:                                      Name:
   Title:                                     Title:

Address: Borrower's chief executive        Address: Borrower's chief executive
office as set forth on Borrower's          office as set forth on Borrower's
INFORMATION CERTIFICATE                    INFORMATION CERTIFICATE

BORROWER

MAJOR AUTOMOTIVE REALTY CORP.


By:
   --------------------------------
   Name:
   Title:

Address: Borrower's chief executive
office as set forth on Borrower's
INFORMATION CERTIFICATE